UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          July 20, 2005 (July 19, 2005)
                Date of Report (Date of earliest event reported)


                          AMERICAN PALLET LEASING, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     000-29519                  33-0889194
(State of incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)


           425 Second Street, S.E. Suite 600, Cedar Rapids, Iowa 52401 (Address, including Zip Code, of Principal Executive Offices)


       Registrant's telephone number, including area code: (864) 936-7000

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


EXPLANATORY NOTE:

         This Form 8-K/A is being filed to amend the Form 8-K/A originally filed on May 12, 2005 to expand certain disclosures regarding certain financing transactions between the Company and Brittany Capital Management Limited as well as revise the detail concerning certain terms of the Private Equity Credit Agreement and the secured convertible promissory note and with respect to certain amendments to registration rights provided to Brittany Capital Management Limited, which detail and amendments are each described in further detail below.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 28, 2005, American Pallet Leasing, Inc. ("we" or the "Company"), entered into a Private Equity Credit Agreement with Brittany Capital Management Limited ("Brittany"). Pursuant to the Private Equity Credit Agreement, the Company may, at its discretion, periodically sell to Brittany Capital Management Limited shares of common stock for a total purchase price of up to $5.0 million. For each share of common stock purchased under the Private Equity Credit Agreement, Brittany Capital Management Limited will pay the Company 93% of the three lowest closing bid prices during the valuation period of the Company's common stock on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the 10 trading days immediately following the notice date. Brittany's obligation to purchase shares of the Company's common stock under the Private Equity Credit Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Private Equity Credit Agreement and, among other things, is limited to purchases that will not result in Brittany's owning more than 4.99% of the Company's outstanding common stock.

         Brittany Capital Management Limited also entered into a note whereby Brittany loaned the Company $250,000. The note carries a rate of interest of 8% per annum, is secured by the pledge of 600,000 shares of our common stock owned by our president and CEO, and is due on September 27, 2005. The terms of the Private Equity Credit Agreement prevent us from entering into a similar financing arrangement with any third-party for the term of the Private Equity Credit Agreement, which is three years. We are also obliged to sell to Brittany at least $1 million of our common stock under the Private Equity Credit Agreement.

         On July 19, 2005, we finalized an amendment to our agreement with Brittany Capital Management to provide for the registration only of shares under the Private Equity Credit Agreement. Previously we had been required to register both shares under the Private Equity Credit Agreement and shares in respect of the $250,000 note. In consideration of Brittany's agreement to forego its rights to have the shares underlying the note registered, our president and CEO has agreed, if necessary, at maturity to provide additional personal shares as collateral for the note if it cannot be repaid.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On April 28, 2005, pursuant to a note, Brittany Capital Management Limited loaned the Company $250,000. The note carries a rate of interest of 8% per annum, is secured by the pledge of 600,000 shares of our common stock owned by our president and CEO, and is due on September 27, 2005.

         The Company has the right to redeem the note at any time by providing written notice to the Brittany and by making a cash payment of the outstanding principal amount of the Note multiplied by a premium according to the following schedule, plus all accrued interest: 108% of the outstanding principal amount if redeemed within 90 days after the issuance date; 112% of the outstanding principal amount if redeemed within 270 days after the issuance date; 115% of the outstanding principal amount if redeemed after 270 days after the issuance date.

         The note may be accelerated upon the occurrence of an event of default. Events of default under the note include: the Company's default in the payment of principal and interest on this Note for a period of five (5) days or more; its admission in writing of its inability to pay its debts generally as they mature; the making of an assignment for the benefit of creditors or commencement of proceedings for its dissolution; or application for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business.

         On July 19, 2005, we finalized an amendment to our agreement with Brittany Capital Management to provide for the registration only of shares under the Private Equity Credit Agreement. Previously we had been required to register both shares under the Private Equity Credit Agreement and shares in respect of the $250,000 note. In consideration of Brittany's agreement to forego its rights to have the shares underlying the note registered, our president and CEO has agreed, if necessary, at maturity to provide additional personal shares as collateral for the note if it cannot be repaid.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On April 28, 2005, the Company entered into a Securities Purchase Agreement with Brittany Capital Management Limited. Pursuant to the Securities Purchase Agreement, the Company issued a secured convertible promissory note to Brittany Capital Management Limited in the original principal amount of $250,000. The note is convertible at maturity at the holder's option for all or a portion of the principal amount of the note plus accrued interest into shares of Common Stock at a conversion price for each share of Common Stock equal to the Current Market Price multiplied by eighty percent (85%). "Current Market Price" means the average of the three (3) lowest closing bid prices for the Common Stock as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market, for the ten (10) trading days ending on the trading day immediately before the relevant conversion date. The note is secured by the pledge of 600,000 shares of our common stock owned by our president and CEO. The note is due on September 27, 2005 and accrues interest at a rate of 8% per year. In addition, we granted Brittany a warrant to acquire 115,385 shares of Common Stock. We also granted certain registration rights to Brittany in connection with the shares into which the note may be converted as well as in respect of shares that may be issued in respect of the warrants.

         On July 19, 2005, we finalized an amendment to our agreement with Brittany Capital Management to provide for the registration only of shares under the Private Equity Credit Agreement. Previously we had been required to register both shares under the Private Equity Credit Agreement and shares in respect of the $250,000 note. In consideration of Brittany's agreement to forego its rights to have the shares underlying the note registered, our president and CEO has agreed, if necessary, at maturity to provide additional personal shares as collateral for the note if it cannot be repaid.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Not applicable

  (b) Not applicable

  (c) Exhibit No. Description

EXHIBIT                   DESCRIPTION                                              LOCATION

Exhibit 99.1              Private Equity Credit  Agreement  dated as of April 27,  Incorporated  by
                          2005 between   the Brittany Capital Management Limited   reference to the
                                                                                   Registrant's Current
                                                                                   Report   on   Form   8-K,
                                                                                   filed  on  May  9,   2005
                                                                                   (File No. 000-29519).
Exhibit 99.2              Registration  Rights  Agreement  dated as of April  27,  Incorporated  by
                          2005   between  the  Company   and   Brittany   Capital  reference to the
                          Management Limited                                       Registrant's Current
                                                                                   Report on Form 8-K,
                                                                                   filed  on  May  9, 2005
                                                                                   (File No. 000-29519).
Exhibit 99.3              Common  Stock  Purchase  Warrant  dated as of April 27,  Incorporated by
                          2005                                                     reference to the
                                                                                   Registrant's Current
                                                                                   Report   on   Form   8-K,
                                                                                   filed  on  May  9,   2005
                                                                                   (File No. 000-29519).
Exhibit 99.4              Securities  Purchase  Agreement  dated as of April  27,  Incorporated by
                          2005   between  the  Company   and   Brittany   Capital  reference to the
                          Management Limited                                       Registrant's Current
                                                                                   Report on Form 8-K,
                                                                                   filed  on  May  9,   2005
                                                                                   (File No. 000-29519).

Exhibit 99.5              Stock Pledge Agreement dated as of April 27, 2005        Incorporated by
                                                                                   reference to the
                                                                                   Registrant's Current
                                                                                   Report on Form 8-K,
                                                                                   filed  on  May  9, 2005
                                                                                   (File No. 000-29519).
Exhibit 99.6              Limited Recourse Guarantee dated as of April 27, 2005    Incorporated by
                                                                                   reference to the
                                                                                   Registrant's Current
                                                                                   Report on Form 8-K,
                                                                                   filed on May 9, 2005
                                                                                   (File No. 000-29519).
Exhibit 99.7              Registration  Rights  Agreement  dated as of April  27,  Incorporated by
                          2005   between  the  Company   and   Brittany   Capital  reference to the
                          Management Limited                                       Registrant's Current
                                                                                   Report on Form  8-K,
                                                                                   filed  on  May  9, 2005
                                                                                   (File No. 000-29519).
Exhibit 99.8              Secured  Convertible  Promissory Note Due September 27,  Incorporated by
                          2005                                                     reference to the
                                                                                   Registrant's Current
                                                                                   Report on Form   8-K,
                                                                                   filed  on  May  9,   2005
                                                                                   (File No. 000-29519).
Exhibit 99.9              Letter  Agreement  between  the  Company  and  Brittany  Provided herewith
                          Capital  Management  Limited,  dated July 14,  2005 and
                          executed on July 19, 2005,  amending  certain  terms of
                          the  Registration  Rights  Agreement  dated as of April
                          27,  2005  between the  Company  and  Brittany  Capital
                          Management Limited

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005                        AMERICAN PALLET LEASING, INC.


                                           By:   /s/ Timothy Bumgarner
                                           -------------------------
                                           Name:  Timothy Bumgarner
                                           Title: President & CEO